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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2003

TMP Worldwide Inc.
(Exact name of issuer as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
0-21571 (Commission File Number)	13-3906555 (IRS Employer Identification No.)
622 Third Avenue New York, NY 10017 (Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 351-7000

None.
(Former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

        On February 12, 2003, TMP Worldwide Inc. (the "Company") announced its results of operations for the quarter and the year ended December 31, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  Financial Statements.

    None.

  (b)
  Pro Forma Financial Information.

    None.

  (c)
  Exhibits

99.1.	Press Release of the Company issued on February 12, 2003 relating to the Company's fourth quarter earnings.

(All other items on this report are inapplicable.)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TMP WORLDWIDE INC. (Registrant)
By:	/s/ MICHAEL SILECK Michael Sileck Chief Financial Officer

Dated: February 12, 2003

By:	/s/ JONATHAN TRUMBULL Jonathan Trumbull Chief Accounting Officer

Dated: February 12, 2003

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES